UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT No. 1 TO

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  September 1, 2005
(Date of earliest event reported)

LENOX GROUP INC.

(Exact name of registrant as specified in its charter)

Commission File Number:  1-11908

Delaware	13-3684956
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

One Village Place, 6436 City West Parkway, Eden Prairie, MN 55344

(Address of principal executive offices, including zip code)

(952) 944-5600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Amendment No. 1 amends the Current Report on Form 8-K of Lenox Group Inc. (formerly, Department 56, Inc.) filed on September 6, 2005, relating to its acquisition of Lenox, Incorporated from Brown-Forman Incorporated. This Amendment No. 1 amends the previous filing to include the financial statements required by Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(a)                                  Financial Statements of Businesses Acquired.

The following audited consolidated financial statements of Lenox, Incorporated and Subsidiary are filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A:

i.                  Report of Independent Registered Public Accounting Firm

ii.               Consolidated Balance Sheets as of April 30, 2005 and April 30, 2004

iii.            Consolidated Statements of Operations for the Years Ended April 30, 2005, April 30, 2004 and April 30, 2003

iv.           Consolidated Statements of Cash Flows for the Years Ended April 30, 2005, April 30, 2004 and April 30, 2003

v.              Consolidated Statements of Stockholders’ Equity and Comprehensive Income (Loss) for the Years Ended April 30, 2005, April 30, 2004 and April 30, 2003

vi.           Notes to Consolidated Financial Statements

The following unaudited interim consolidated financial statements of Lenox, Incorporated and Subsidiary are filed herewith as Exhibit 99.3 to this Current Report on Form 8-K/A:

i.                  Unaudited Condensed Consolidated Balance Sheet as of July 31, 2005

ii.               Unaudited Condensed Consolidated Statements of Operations for the Three Months Ended July 31, 2005 and July 31, 2004

iii.            Unaudited Condensed Consolidated Statements of Cash Flows for the Three Months Ended July 31, 2005 and July 31, 2004

iv.           Notes to Unaudited Condensed Consolidated Financial Statements

(b)                                 Pro Forma Financial Information.

The following unaudited pro forma combined condensed consolidated financial statements of the Company are filed herewith as Exhibit 99.4 to this Current Report on Form 8-K/A:

i.                  Introduction to Unaudited Pro Forma Combined Condensed Financial Information

ii.               Unaudited Pro Forma Combined Condensed Balance Sheet as of July 2, 2005

iii.            Unaudited Pro Forma Combined Condensed Statement of Operations for the Six Months Ended July 2, 2005

iv.           Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended January 1, 2005

v.              Notes to Unaudited Pro Forma Combined Condensed Financial Statements

c)                                      Exhibits

10.1                           Revolving Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents. (Incorporated herein by reference to Exhibit 10.1 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

10.2                           Term Loan Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent. (Incorporated herein by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

10.3                           Security Agreement by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005. (Incorporated herein by reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

10.4                           Security Agreement by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005. (Incorporated herein by reference to Exhibit 10.4 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

23.1                           Consent of PricewaterhouseCoopers LLP

99.1                           Press Release of Department 56, Inc., dated September 1, 2005. (Incorporated herein by reference to Exhibit 99.1 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

99.2                           Consolidated balance sheets of Lenox, Incorporated and Subsidiary as of April 30, 2005 and April 30, 2004, and the related consolidated statements of operations, cash flows and stockholders’ equity and comprehensive income for the years ended April 30, 2005, April 30, 2004 and April 30, 2003.

99.3                           Unaudited condensed consolidated balance sheet of Lenox, Incorporated and Subsidiary as of July 31, 2005, and the unaudited condensed consolidated statements of operations and cash flows for the three months ended July 31, 2005 and July 31, 2004.

99.4                           Unaudited pro forma combined condensed financial information of Lenox Group Inc. (formerly Department 56, Inc.) as of July 2, 2005 and for the six month period ended July 2, 2005 and year ended January 1, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LENOX GROUP INC.

By:	/s/ Timothy J. Schugel
Timothy J. Schugel
Chief Financial and Operating Officer

Date: November 18, 2005

EXHIBIT INDEX

10.1                           Revolving Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Arranger and Co-Syndication Agent, UBS AG, Stamford Branch, as Issuing Bank and Administrative Agent, UBS Loan Finance LLC, as Swingline Lender, JP Morgan Chase Bank, N.A., as Collateral Agent and Co-Syndication Agent, and Wells Fargo Foothill, LLC and Bank of America, N.A. as Co-Documentation Agents. (Incorporated herein by reference to Exhibit 10.1 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

10.2                           Term Loan Credit Agreement dated as of September 1, 2005, among D 56, Inc., Department 56 Retail, Inc., Time to Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc. and the other Guarantors party thereto, as Guarantors, the Lenders party thereto, UBS Securities LLC, as Sole Arranger and Syndication Agent, UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent, and Wells Fargo Foothill, LLC, as Documentation Agent. (Incorporated herein by reference to Exhibit 10.2 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

10.3                           Security Agreement by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005. (Incorporated herein by reference to Exhibit 10.3 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

10.4                           Security Agreement by D 56, Inc., Department 56 Retail, Inc., Time To Celebrate, Inc. and Lenox, Incorporated, as Borrowers, Department 56, Inc., and the other Guarantors party thereto, as Guarantors and UBS AG, Stamford Branch, as Administrative Agent, dated as of September 1, 2005. (Incorporated herein by reference to Exhibit 10.4 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

23.1                           Consent of PricewaterhouseCoopers LLP

99.1                           Press Release of Department 56, Inc., dated September 1, 2005. (Incorporated herein by reference to Exhibit 99.1 of Registrant’s Current Report on Form 8-K, filed on September 6, 2005, SEC File No. 1-11908.)

99.2                           Consolidated balance sheets of Lenox, Incorporated and Subsidiary as of April 30, 2005 and April 30, 2004, and the related consolidated statements of operations, cash flows and stockholders’ equity and comprehensive income for the years ended April 30, 2005, April 30, 2004 and April 30, 2003.

99.3                           Unaudited condensed consolidated balance sheet of Lenox, Incorporated and Subsidiary as of July 31, 2005, and the unaudited condensed consolidated statements of operations and cash flows for the three months ended July 31, 2005 and July 31, 2004.

99.4                           Unaudited pro forma combined condensed financial information of Lenox Group Inc. (formerly Department 56, Inc.) as of July 2, 2005 and for the six month period ended July 2, 2005 and year ended January 1, 2005.